Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports
Third Quarter 2013 Results

Company Release - October 25, 2013

•	Quarterly net income per diluted share of $0.17

•	Strong return on assets[1] of 1.17% for the quarter

•	Quarterly net interest margin 3.49%

•	Asset quality metrics remain strong

•	Disciplined management of operating expenses continues

•	Declared dividend of ten cents per common share

BOYERTOWN, PA., October 25, 2013 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $24.6 million, or $0.17 per diluted share, for the third quarter of 2013, compared to $25.0 million, or $0.17 per diluted share for the second quarter of 2013. Year-to-date 2013 adjusted net income1 was $0.50 per diluted share, exclusive of the first quarter 2013 debt extinguishment and retail trust preferred redemption, compared to net income of $0.49 per diluted share, for the prior year period. Adjusted return on average assets1 was 1.17% for the third quarter and year-to-date 2013.

“This quarter is indicative of our ongoing commitment to consistent results at a high level, despite the sluggish economy and difficult rate environment,” said Scott V. Fainor, president and CEO of National Penn. “Our team remains focused on prudently managing and positioning the Company to maximize longer-term shareholder value.”

Management’s recent and ongoing strategies to mitigate the impact of the low interest rate environment resulted in a stable net interest margin of 3.51% for the first nine months of 2013, equal to the net interest margin for the first nine months of 2012. Year-to-date 2013, the cost of interest-bearing liabilities has been reduced from 0.87% to 0.54%. Net interest margin for the third quarter of 2013 was 3.49%, compared to 3.53% in the prior quarter, while net interest income of $63.1 million for the third quarter was comparable to the prior quarter and the third quarter of 2012. Loans increased modestly in the third quarter of 2013 as trends continue to reflect management’s disciplined approach of growing quality loans, while maintaining underwriting standards and managing interest rate risk.

Favorable credit quality trends continued as classified loans declined 7% in the third quarter of 2013 and have declined 26% over the last twelve months. Net charge-offs during the quarter were 0.38% of average loans on an annualized basis. The continued strength of National Penn’s asset quality supported a modest reduction in the provision for loan losses to $1.25 million, compared to a provision of $1.5 million in the second quarter of 2013. Asset quality ratios remained strong as non-performing loans were 1.04% of total loans, and the allowance for loan loss coverage of non-performing loans was 184% at September 30, 2013.

Operating expenses1 of $53.6 million for the third quarter were comparable to both the second quarter of 2013 and the third quarter of 2012. A continued focus on managing operating expenses1 has resulted in operating expenses1 increasing by less than 1% through the first nine months of 2013, compared to the prior year period. The efficiency ratio for the third quarter was 58%, compared to 57% for the linked quarter.

National Penn’s Board of Directors declared a fourth quarter 2013 cash dividend of ten cents per common share payable on November 15, 2013 to shareholders of record as of November 2, 2013. At September 30, 2013, the Company’s tier 1 common and tangible common equity1 to tangible assets ratios were a strong 14.38% and 10.61%, respectively.

Scott V. Fainor stated, “As we close out 2013, we look forward to beginning the relocations of designated teams to our new Reading, Pennsylvania business center, and in the spring of 2014, to our new corporate headquarters in Allentown, Pennsylvania. We are on track with our plan and motivated by the opportunities these moves provide us to leverage the strategic benefits of these locations and increase employee efficiency and collaboration.”

Contact:    Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com
__________
# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.4 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn Bank operates 120 branch offices comprising 119 branches in Pennsylvania and one branch in Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com  to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and return on assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2013

Unaudited, dollars in thousands except share and per share data
	As of
	9/30/2013	6/30/2013	9/30/2012
SUMMARY BALANCE SHEET
Total assets	$8,424,623	$8,316,585	$8,435,526
Investment securities and other securities	2,364,681	2,313,358	2,310,459
Total loans	5,282,691	5,261,296	5,256,854
Deposits	6,435,456	6,022,463	5,947,744
Borrowings	761,506	1,089,199	1,216,707
Shareholders' equity	1,131,278	1,115,758	1,214,330
Tangible book value per common share (2)	$5.94	$5.83	$6.29
Tangible common equity / tangible assets (2)	10.61%	10.55%	11.56%

	Three Months Ended			Nine Months Ended
	9/30/2013	6/30/2013	9/30/2012	9/30/2013		9/30/2012
EARNINGS
Total interest income	$71,498	$72,101	$78,344	$216,194		$239,654
Total interest expense	8,386	8,847	14,790	28,204		49,083
Net interest income	63,112	63,254	63,554	187,990		190,571
Provision for loan losses	1,250	1,500	2,000	4,250		6,000
Net interest income after provision for loan losses	61,862	61,754	61,554	183,740		184,571
Net gains from fair value changes of subordinated debentures	—	—	101	2,111		936
Net gains (losses) on investment securities	7	22	—	54		(277)
Other non-interest income	24,801	24,946	26,664	73,188		70,803
Loss on debt extinguishment	—	—	—	64,888		—
Other non-interest expense	53,603	53,153	53,339	159,190		158,048
Income before income taxes	33,067	33,569	34,980	35,015		97,985
Income tax expense	8,507	8,550	8,964	2,840		24,219
Net income	$24,560	$25,019	$26,016	$32,175		$73,766

PERFORMANCE RATIOS
Net interest margin	3.49%	3.53%	3.50%	3.51%		3.51%
Return on average assets	1.17%	1.21%	1.23%	0.52%		1.17%
Adjusted return on average assets (3)	1.17%	1.21%	1.23%	1.17%		1.16%
Return on average shareholders' equity	8.78%	8.82%	8.60%	3.81%		8.22%
Return on average tangible common equity (1)	11.55%	11.53%	11.10%	4.99%		10.64%
Adjusted return on average tangible common equity	11.55%	11.53%	11.07%	11.31%		10.64%
Efficiency ratio (4)	58.16%	57.43%	56.26%	58.06%		57.36%

PER SHARE
Basic earnings	$0.17	$0.17	$0.17	$0.22		$0.49
Diluted earnings	0.17	0.17	0.17	0.22		0.49
Dividends	0.10	0.10	0.09	0.20	(a)	0.21
Average shares - basic	145,669,300	145,580,155	150,157,622	145,549,146		151,325,579
Average shares - diluted	146,124,821	145,997,009	150,454,749	145,976,521		151,615,435

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended			Nine Months Ended
	9/30/2013	6/30/2013	9/30/2012	9/30/2013	9/30/2012
Return on average tangible common equity
Return on average shareholders' equity	8.78%	8.82%	8.60%	3.81%	8.22%
Effect of goodwill and intangibles	2.77%	2.71%	2.50%	1.18%	2.42%
Return on average tangible common equity	11.55%	11.53%	11.10%	4.99%	10.64%
Average tangible equity
Average shareholders' equity	$1,110,081	$1,137,659	$1,203,072	$1,130,070	$1,198,422
Average goodwill and intangibles	(266,326)	(267,264)	(270,720)	(267,301)	(272,019)
Average tangible common equity	$843,755	$870,395	$932,352	$862,769	$926,403

Adjusted net income reconciliation
Net income	$24,560	$25,019	$26,016	$32,175	$73,766
After tax unrealized fair value gain on subordinated debentures	—	—	(66)	(1,372)	(608)
After tax loss on debt extinguishment	—	—	—	42,177	—
Adjusted net income	$24,560	$25,019	$25,950	$72,980	$73,158

Earnings per share
Net income	$0.17	$0.17	$0.17	$0.22	$0.49
After tax unrealized fair value gain on subordinated debentures	—	—	—	(0.01)	—
After tax loss on debt extinguishment	—	—	—	0.29	—
Adjusted net income	$0.17	$0.17	$0.17	$0.50	$0.49

(a) In lieu of a first quarter 2013 cash dividend, the Company paid an additional dividend of $0.10 per share in the fourth quarter of 2012

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2013

Unaudited, dollars in thousands except share and per share data
	As of
	9/30/2013	6/30/2013	3/31/2013		12/31/2012		9/30/2012
BALANCE SHEET - ASSETS
Cash and due from banks	$137,795	$118,575	$87,588		$145,688		$120,421
Interest-earning deposits with banks	78,895	63,193	93,024		282,440		211,943
Total cash and cash equivalents	216,690	181,768	180,612		428,128		332,364

Investment securities available-for-sale, at fair value	1,875,676	1,799,831	1,813,348		1,802,213		1,773,579
Investment securities held-to-maturity	444,898	452,275	458,041		464,166		472,884
Other securities	44,107	61,252	62,159		68,360		63,996
Loans held-for-sale	2,752	12,289	14,934		14,330		22,703

Loans	5,279,939	5,249,007	5,234,839		5,226,552		5,234,151
Allowance for loan losses	(100,763)	(104,533)	(107,164)		(110,955)		(113,542)
Loans, net	5,179,176	5,144,474	5,127,675		5,115,597		5,120,609

Premises and equipment, net	93,871	94,673	95,592		96,334		96,349
Accrued interest receivable	27,831	28,453	29,524		28,526		31,448
Bank owned life insurance	146,906	145,670	144,452		143,242		141,991
Other real estate owned and other repossessed assets	1,569	1,899	2,729		3,029		7,174
Goodwill	258,279	258,279	258,279		258,279		258,279
Other intangible assets, net	7,656	8,470	9,533		10,614		11,852
Unconsolidated investments	9,177	8,673	9,354		11,347		11,337
Other assets	116,035	118,579	117,545		85,357		90,961
TOTAL ASSETS	$8,424,623	$8,316,585	$8,323,777		$8,529,522		$8,435,526

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$1,026,546	$942,127	$919,783		$891,401		$902,295
Interest bearing deposits	5,408,910	5,080,336	5,264,277		5,044,164		5,045,449
Total deposits	6,435,456	6,022,463	6,184,060		5,935,565		5,947,744

Customer repurchase agreements	521,779	547,736	549,894		560,065		534,613
Repurchase agreements	50,000	50,000	175,000		75,000		75,000
Short-term borrowings	—	—	—		100,000		—
Federal Home Loan Bank advances (b)	112,406	414,142	119,877		464,632		462,720
Subordinated debentures	77,321	77,321	77,321		144,627		144,374
Accrued interest payable and other liabilities	96,383	89,165	80,827		88,341		56,745
TOTAL LIABILITIES	7,293,345	7,200,827	7,186,979		7,368,230		7,221,196

BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,387,052	1,386,178	1,385,255		1,387,644		1,387,073
Accumulated deficit	(182,628)	(192,623)	(203,084)		(185,680)		(181,225)
Accumulated other comprehensive (loss) income	(13,504)	(17,189)	15,981		24,329		28,617
Treasury stock	(59,642)	(60,608)	(61,354)		(65,001)		(20,135)
TOTAL SHAREHOLDERS' EQUITY	1,131,278	1,115,758	1,136,798		1,161,292		1,214,330

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,424,623	$8,316,585	$8,323,777		$8,529,522		$8,435,526

PER SHARE DATA
Book value	$7.76	$7.66	$7.81		$8.00		$8.09
Tangible book value (2)	$5.94	$5.83	$5.97		$6.15		$6.29
Dividends - quarterly	$0.10	$0.10	$—	(a)	$0.20	(a)	$0.09
Shares outstanding (end of period, net of treasury)	145,723,276	145,608,945	145,551,796		145,163,585		150,048,383

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Total shareholders' equity	$1,131,278	$1,115,758	$1,136,798	$1,161,292	$1,214,330
Goodwill and intangibles	(265,935)	(266,749)	(267,812)	(268,893)	(270,131)
Tangible common equity	$865,343	$849,009	$868,986	$892,399	$944,199
Shares outstanding	145,723,276	145,608,945	145,551,796	145,163,585	150,048,383
Tangible book value per share	$5.94	$5.83	$5.97	$6.15	$6.29

Total assets	$8,424,623	$8,316,585	$8,323,777	$8,529,522	$8,435,526
Goodwill and intangibles	(265,935)	(266,749)	(267,812)	(268,893)	(270,131)
Tangible assets	$8,158,688	$8,049,836	$8,055,965	$8,260,629	$8,165,395
Tangible common equity/tangible assets	10.61%	10.55%	10.79%	10.80%	11.56%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Adjusted net income (1)	$24,560	$25,019	$23,401	$25,308	$25,950
Average assets	$8,310,626	$8,326,499	$8,298,815	$8,440,642	$8,386,342
Adjusted return on average assets (annualized)	1.17%	1.21%	1.14%	1.19%	1.23%

(b) Net of unamortized prepayment fees of $65.5 million and $67.6 million at December 31, 2012 and September 30, 2012, respectively

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2013

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Nine Months Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	9/30/2013	9/30/2012
INTEREST INCOME
Loans, including fees	$54,577	$55,260	$55,721	$59,005	$60,269	$165,558	$183,676
Investment securities
Taxable	10,105	9,795	9,685	10,050	10,525	29,585	32,675
Tax-exempt	6,768	7,005	7,114	7,233	7,402	20,887	22,819
Deposits with banks	48	41	75	886	148	164	484
Total interest income	71,498	72,101	72,595	77,174	78,344	216,194	239,654
INTEREST EXPENSE
Deposits	5,468	5,831	5,914	6,177	6,472	17,213	20,645
Customer repurchase agreements	440	460	498	510	511	1,398	1,606
Repurchase agreements	614	623	719	802	843	1,956	2,673
Short-term borrowings	—	—	41	1	—	41	—
Federal Home Loan Bank advances	1,325	1,383	2,334	4,410	5,105	5,042	18,573
Subordinated debentures	539	550	1,465	1,839	1,859	2,554	5,586
Total interest expense	8,386	8,847	10,971	13,739	14,790	28,204	49,083
Net interest income	63,112	63,254	61,624	63,435	63,554	187,990	190,571
Provision for loan losses	1,250	1,500	1,500	2,000	2,000	4,250	6,000
Net interest income after provision for loan losses	61,862	61,754	60,124	61,435	61,554	183,740	184,571
NON-INTEREST INCOME
Wealth management	6,883	6,986	6,831	6,224	6,239	20,700	18,405
Service charges on deposit accounts	3,894	3,743	3,770	4,140	4,147	11,407	11,723
Insurance commissions and fees	3,071	3,326	3,267	3,113	3,238	9,664	9,745
Cash management and electronic banking fees	4,860	4,821	4,451	4,761	4,626	14,132	13,753
Mortgage banking	1,621	2,122	1,855	2,498	2,296	5,598	5,142
Bank owned life insurance	1,260	1,239	1,228	1,326	1,319	3,727	3,783
Earnings (losses) of unconsolidated investments	661	6	(14)	138	1,315	653	1,349
Other operating income	2,551	2,703	2,053	2,555	3,484	7,307	6,903
Net gains (losses) from fair value changes of subordinated debentures	—	—	2,111	(253)	101	2,111	936
Net gains (losses) on sales of investment securities	7	22	25	4	—	54	(123)
Impairment losses on investment securities:
Impairment related losses on investment securities	—	—	—	—	—	—	(154)
Non credit-related losses on securities not expected to be sold recognized in other comprehensive income before tax	—	—	—	—	—	—	—
Net impairment losses on investment securities	—	—	—	—	—	—	(154)
Total non-interest income	24,808	24,968	25,577	24,506	26,765	75,353	71,462
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,704	31,247	30,873	30,789	31,555	93,824	94,170
Premises and equipment	7,724	7,511	7,491	7,396	7,226	22,726	21,428
FDIC insurance	1,404	1,494	1,213	1,162	1,259	4,111	3,734
Other operating expenses	12,771	12,901	12,857	12,915	13,299	38,529	38,716
Loss on debt extinguishment	—	—	64,888	—	—	64,888	—
Total non-interest expense	53,603	53,153	117,322	52,262	53,339	224,078	158,048
Income (loss) before income taxes	33,067	33,569	(31,621)	33,679	34,980	35,015	97,985
Income tax expense (benefit)	8,507	8,550	(14,217)	8,535	8,964	2,840	24,219
NET INCOME (LOSS)	$24,560	$25,019	$(17,404)	$25,144	$26,016	$32,175	$73,766

PER SHARE
Basic earnings	$0.17	$0.17	$(0.12)	$0.17	$0.17	$0.22	$0.49
Diluted earnings	$0.17	$0.17	$(0.12)	$0.17	$0.17	$0.22	$0.49
Average shares - basic	145,669,300	145,580,155	145,394,967	148,304,167	150,157,622	145,549,146	151,325,579
Average shares - diluted	146,124,821	145,997,009	145,394,967	148,610,097	150,454,749	145,976,521	151,615,435

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.17%	1.21%	NM	1.19%	1.23%	0.52%	1.17%
Adjusted return on assets (3)	1.17%	1.21%	1.14%	1.19%	1.23%	1.17%	1.16%
Return on shareholders' equity	8.78%	8.82%	NM	8.33%	8.60%	3.81%	8.22%
Return on tangible common equity (1)	11.55%	11.53%	NM	10.74%	11.10%	4.99%	10.64%
Adjusted return on tangible common equity	11.55%	11.53%	10.85%	10.81%	11.07%	11.31%	10.64%
Efficiency ratio (4)	58.16%	57.43%	58.61%	56.40%	56.26%	58.06%	57.36%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency ratio calculation
Non-interest expense	$53,603	$53,153	$117,322	$52,262	$53,339	$224,078	$158,048
Less:
Loss on debt extinguishment	—	—	64,888	—	—	64,888	—
Operating expenses	$53,603	$53,153	$52,434	$52,262	$53,339	$159,190	$158,048

Net interest income (taxable equivalent)	$67,371	$67,610	$66,015	$67,909	$68,139	$200,996	$204,713

Non-interest income	24,808	24,968	25,577	24,506	26,765	75,353	71,462
Less:
Net gains (losses) from fair value changes of subordinated debentures	—	—	2,111	(253)	101	2,111	936
Net gains (losses) on investment securities	7	22	25	4	—	54	(277)
Adjusted revenue	$92,172	$92,556	$89,456	$92,664	$94,803	$274,184	$275,516

Efficiency ratio	58.16%	57.43%	58.61%	56.40%	56.26%	58.06%	57.36%

"NM" - Denotes a value displayed as a percentage is not meaningful

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2013

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Nine Months Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	9/30/2013	9/30/2012
CHARGE-OFFS
Loan charge-offs	$5,774	$5,314	$6,382	$5,876	$5,993	$17,470	$22,622
Recoveries on loans	(754)	(1,183)	(1,091)	(1,289)	(885)	(3,028)	(3,524)
Net loan charge-offs	$5,020	$4,131	$5,291	$4,587	$5,108	$14,442	$19,098
Net loan charge-offs to average loans (annualized)	0.38%	0.32%	0.41%	0.35%	0.39%	0.37%	0.49%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$3,059	$2,065	$1,869	$2,029	$1,116	$6,993	$8,237

Commercial real estate-permanent	909	396	282	301	481	1,587	3,009
Commercial real estate-construction	(29)	93	318	266	1,755	382	2,280
Total commercial real estate loans	880	489	600	567	2,236	1,969	5,289

Residential mortgages	209	522	1,333	988	742	2,064	1,630
Home equity lines and loans	423	903	747	515	517	2,073	2,776
All other consumer loans	449	152	742	488	497	1,343	1,166
Total consumer loans	1,081	1,577	2,822	1,991	1,756	5,480	5,572

Net loans charged-off	$5,020	$4,131	$5,291	$4,587	$5,108	$14,442	$19,098

	As of
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$23,101	$23,023	$23,323	$24,653	$31,109

Non-accrual commercial real estate-permanent	3,760	5,129	5,489	2,984	3,780
Non-accrual commercial real estate-construction	5,345	5,666	6,067	5,446	5,149
Total non-accrual commercial real estate loans	9,105	10,795	11,556	8,430	8,929

Non-accrual residential mortgages	6,485	6,276	5,608	7,066	6,242
Non-accrual home equity lines and loans	4,403	4,339	4,364	3,692	3,458
All other non-accrual consumer loans	1,705	1,916	1,595	1,705	1,823
Total non-accrual consumer loans	12,593	12,531	11,567	12,463	11,523

Total non-accrual loans	44,799	46,349	46,446	45,546	51,561

Restructured loans	10,006	9,109	7,314	8,362	6,726
Total non-performing loans	54,805	55,458	53,760	53,908	58,287

Other real estate owned and repossessed assets	1,569	1,899	2,729	3,029	7,174
Total non-performing assets	56,374	57,357	56,489	56,937	65,461

Loans 90+ days past due & still accruing	2,608	2,023	2,324	2,027	2,628
Total non-performing assets and loans 90+ days past due	$58,982	$59,380	$58,813	$58,964	$68,089

Allowance for loan losses	$100,763	$104,533	$107,164	$110,955	$113,542
Allowance for loan losses/non-performing loans	183.9%	188.5%	199.3%	205.8%	194.8%
Allowance for loan losses/non-performing assets and loans 90+ days past due	170.8%	176.0%	182.2%	188.2%	166.8%
Allowance for loan losses/total loans	1.91%	1.99%	2.04%	2.12%	2.16%
Provision/charge-offs, net	24.9%	36.3%	28.4%	43.6%	39.2%
Classified loans	$218,615	$234,085	$242,560	$261,293	$296,213
Classified loans/total loans	4.14%	4.45%	4.62%	4.99%	5.63%
Delinquent loans (c)	$22,550	$22,512	$24,110	$24,048	$23,519
Delinquent loans/total loans	0.43%	0.43%	0.46%	0.46%	0.45%

	As of
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
REGULATORY CAPITAL DATA
Tier 1 Capital	$938,040	$924,922	$927,397	$982,148	$1,024,888
Tier 1 Leverage Ratio	11.67%	11.56%	11.63%	12.16%	12.78%
Tier 1 Ratio (%)	15.63%	15.51%	15.41%	16.54%	17.45%
Total Capital	$1,013,371	$999,839	$1,002,999	$1,056,835	$1,098,814
Total Capital Ratio (%)	16.89%	16.77%	16.67%	17.80%	18.70%
Total Risk-Weighted Assets	$6,001,065	$5,963,754	$6,016,630	$5,938,708	$5,874,448

(c) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2013

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Loan portfolio composition (regulatory):
Commercial / industrial	$820,669	$861,494	$857,728	$868,135	$846,484
Commercial real estate (d)	1,913,180	1,887,908	1,863,381	1,838,681	1,803,532
Residential mortgage	1,170,750	1,185,986	1,191,075	1,234,425	1,262,897
Real estate construction and land development	234,945	201,316	180,298	161,341	189,293
Home equity	786,835	778,521	776,166	782,717	776,023
Consumer	205,446	201,580	201,349	208,856	207,333
Other	150,866	144,491	179,776	146,727	171,292
Total	5,282,691	5,261,296	5,249,773	5,240,882	5,256,854

Investment securities and other securities	2,364,681	2,313,358	2,333,548	2,334,739	2,310,459
Other earning assets	78,895	63,193	93,024	282,440	211,943
Total earning assets (net of loan loss reserve)	$7,625,504	$7,533,314	$7,569,181	$7,747,106	$7,665,714
(d) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$897,757	$901,205	$891,229	$886,160	$879,326
Business purpose, not secured by real estate	935,857	976,281	1,000,141	977,875	979,042
Owner occupied commercial real estate
Permanent	585,807	609,615	604,278	599,729	572,298
Construction / development	41,088	31,058	32,603	30,523	31,181
Leasing	392	630	1,128	1,568	2,102
Total commercial & industrial	2,460,901	2,518,789	2,529,379	2,495,855	2,463,949

Commercial real estate
Non-owner occupied
Permanent	964,510	919,080	898,519	907,760	918,511
Construction / development	181,683	153,172	145,324	125,878	140,889
Total commercial real estate	1,146,193	1,072,252	1,043,843	1,033,638	1,059,400
Total commercial	3,607,094	3,591,041	3,573,222	3,529,493	3,523,349

Consumer
Residential mortgage (personal purpose)
Permanent	642,696	640,745	649,522	666,274	683,694
Construction	9,443	7,076	6,009	5,498	6,079
Total residential mortgages	652,139	647,821	655,531	671,772	689,773

Home equity and direct installment	208,333	220,401	237,088	254,014	273,359
Home equity lines of credit	550,417	530,104	507,347	500,372	478,628
Total home equity	758,750	750,505	744,435	754,386	751,987

Private banking credit lines	98,714	98,865	99,154	103,806	103,006
Indirect vehicle loans and other	163,242	160,775	162,497	167,095	166,036
All other consumer	261,956	259,640	261,651	270,901	269,042
Total consumer	1,672,845	1,657,966	1,661,617	1,697,059	1,710,802

Loans	5,279,939	5,249,007	5,234,839	5,226,552	5,234,151

Loans held-for-sale	2,752	12,289	14,934	14,330	22,703

Total loans	$5,282,691	$5,261,296	$5,249,773	$5,240,882	$5,256,854

Deposit composition:
Savings	$518,430	$527,216	$520,223	$493,386	$485,283
NOW accounts	1,958,116	1,545,659	1,471,185	1,472,985	1,498,344
Money market accounts	1,639,859	1,654,442	1,647,863	1,642,803	1,600,164
Time deposits less than $100k	925,118	963,238	991,380	1,017,925	1,036,112
Time deposits $100k or greater	367,387	389,781	633,626	417,065	425,546
Total interest bearing deposits	5,408,910	5,080,336	5,264,277	5,044,164	5,045,449

Non-interest bearing deposits	1,026,546	942,127	919,783	891,401	902,295

Total deposits	$6,435,456	$6,022,463	$6,184,060	$5,935,565	$5,947,744

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2013

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Nine Months, as of
	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012		9/30/2013		9/30/2012
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,229,366	4.19%	$5,244,930	4.27%	$5,223,015	4.37%	$5,206,227	4.55%	$5,191,136	4.66%	$5,232,460	4.28%	$5,189,061	4.78%
Investment securities*	2,316,066	3.51%	2,334,594	3.53%	2,325,225	3.60%	2,323,243	3.63%	2,309,646	3.77%	2,325,262	3.55%	2,315,694	3.91%
Interest earning deposits	102,581	0.19%	94,788	0.17%	119,834	0.25%	276,078	1.28%	255,121	0.23%	105,671	0.21%	289,272	0.22%

Total earning assets	7,648,013	3.93%	7,674,312	4.00%	7,668,074	4.07%	7,805,548	4.16%	7,755,903	4.25%	7,663,393	4.00%	7,794,027	4.35%
Total assets	8,310,626		8,326,499		8,298,815		8,440,642		8,386,342		8,312,023		8,418,843

Savings	524,178	0.11%	525,494	0.11%	505,513	0.11%	488,195	0.11%	490,020	0.11%	518,463	0.11%	485,477	0.12%
NOW accounts	1,732,394	0.14%	1,543,649	0.14%	1,439,387	0.14%	1,463,488	0.14%	1,402,593	0.14%	1,572,882	0.14%	1,328,690	0.15%
Money market accounts	1,655,133	0.27%	1,646,691	0.29%	1,645,838	0.30%	1,630,449	0.30%	1,623,102	0.32%	1,650,516	0.29%	1,655,431	0.36%
Time deposits	1,312,810	1.09%	1,464,421	1.08%	1,507,667	1.10%	1,454,415	1.17%	1,468,539	1.23%	1,427,585	1.09%	1,503,237	1.27%

Total interest bearing deposits	5,224,515	0.42%	5,180,255	0.45%	5,098,405	0.47%	5,036,547	0.49%	4,984,254	0.52%	5,169,446	0.45%	4,972,835	0.55%

Non-interest bearing deposits	963,625		913,311		876,700		886,858		897,017		916,936		880,556
Total deposits	6,188,140	0.35%	6,093,566	0.38%	5,975,105	0.40%	5,923,405	0.41%	5,881,271	0.44%	6,086,382	0.38%	5,853,391	0.47%

Customer repurchase agreements	518,569	0.34%	523,585	0.35%	547,706	0.37%	551,334	0.37%	532,065	0.38%	529,847	0.35%	527,278	0.41%
Repurchase agreements	50,000	4.87%	63,736	3.92%	135,454	2.15%	75,000	4.25%	78,370	4.28%	82,750	3.16%	82,774	4.31%
Short-term borrowings	—	—%	—	—%	39,200	0.42%	1,087	0.37%	272	0.00%	12,557	0.44%	91	0.00%
Federal Home Loan Bank advances (b)	277,101	1.90%	348,814	1.59%	262,067	3.61%	463,397	3.79%	496,438	4.09%	296,417	2.27%	562,474	4.41%
Subordinated debentures	77,321	2.77%	77,321	2.85%	125,207	4.75%	144,377	5.07%	144,472	5.12%	93,107	3.67%	144,476	5.16%
Total deposits and borrowings	7,111,131	0.47%	7,107,022	0.50%	7,084,739	0.63%	7,158,600	0.76%	7,132,888	0.82%	7,101,060	0.53%	7,170,484	0.91%
Total interest bearing liabilities	$6,147,506	0.54%	$6,193,711	0.57%	$6,208,039	0.72%	$6,271,742	0.87%	$6,235,871	0.94%	$6,184,124	0.61%	$6,289,928	1.04%

Net interest margin (FTE)		3.49%		3.53%		3.49%		3.46%		3.50%		3.51%		3.51%

Wealth assets under management	$2,388,991		$2,285,199		$2,328,042		$2,256,319		$2,319,220

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2013

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

PA
Total number of retail branch offices	119	119	118	119	119
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	124	124	124	124	124

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	120	120	119	120	120
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	125	125	125	125	125

EOP employees (full-time equivalent)	1,632	1,666	1,657	1,648	1,661